_______________________________________________________________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

FORM 8-K
_____________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2023

_____________________________________

Janus International Group, Inc.
(Exact Name of Registrant as Specified in Charter)
_____________________________________

Delaware	001-40456	86-1476200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
135 Janus International Blvd., Temple, GA 30179 (Address of Principal Executive Offices, Zip Code)
Registrant’s telephone number, including area code: (866) 562-2580
_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	JBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
_______________________________________________________________________________________________________________________________

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 16, 2023, Janus International Group, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) virtually via live webcast. Only stockholders of record at the close of business on April 21, 2023, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 146,744,164 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. Present at the meeting in person or by proxy were holders of 130,632,872 shares of the Company’s common stock, which represented approximately 89.02% of the voting power of all shares of common stock as of the record date and constituted quorum for the transaction of business at the Annual Meeting.

The stockholders of the Company voted on the following proposals at the Annual Meeting:

1. To elect two nominees to serve as Class II directors until the 2026 annual meeting of stockholders or until their successors are duly elected and qualified; and

2. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 30, 2023.

The voting results for each proposal were as follows:

Proposal 1 — Election of Class II Directors:

	For	Against	Abstain	Broker Non-Votes
Thomas Szlosek	117,418,478	2,230,693	55,302	10,928,399
David Doll	89,518,276	27,812,695	2,373,502	10,928,399

Based on the votes set forth above, each director nominee was duly elected to serve as a Class II director until the 2026 annual meeting of stockholders and until each of their respective successors is duly elected and qualified.

Proposal 2 — Ratification of BDO USA, LLP as the Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
130,357,813	11,254	263,805	—

Based on the votes set forth above, the stockholders ratified the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2023
JANUS INTERNATIONAL GROUP, INC.
By: /s/ Ramey Jackson
Name: Ramey Jackson
Title: Chief Executive Officer